Exhibit 99.1

HOWARD HUGHES HOLDINGS INC. REPORTS THIRD QUARTER 2026 RESULTS
Vantage transition to HHH in full effect; Howard Hughes Communities® advances asset-light strategy for real estate development and asset management platform

THE WOODLANDS, Texas, November 5, 2026 – Howard Hughes Holdings Inc. (NYSE: HHH) (the “Company,” “HHH,” “Howard Hughes,” or “we”) today reported third quarter 2026 results as highlighted in the following paragraphs.

Third Quarter 2026 Highlights:

–Net loss attributable to common stockholders was $1.1 million for the quarter, compared to net income of $119.5 million in the prior-year period.
–Vantage posts solid results during first full quarter in Howard Hughes. Vantage contributed $315.8 million of net earned insurance premiums and $76.6 million of income before income taxes.
–Howard Hughes Communities (HHC) delivered Master Planned Communities (MPC) EBT of $89.5 million and Total Operating Assets Net Operating Income (NOI) of $73.0 million in the quarter. Further details and prior-year comparisons are presented in Financial Highlights below.

Financial Highlights

Insurance and Reinsurance

–Net earned insurance and reinsurance premiums were $315.8 million for the third quarter 2026.
–Reported underwriting loss was $5.7 million, with a combined ratio of 101.8%, comprising a loss ratio of 63.5% and an expense ratio of 38.3%. These results include the impact of purchase accounting. Without these adjustments, the underlying results represent underwriting income of $16.1 million, with a combined ratio of 94.9%.
–Losses included no catastrophe losses, and $4.0 million of favorable prior-year development, but were impacted by a single current large loss in a specialty line and purchase accounting adjustments resulting in a loss ratio for the quarter of 63.5%.
–The investment portfolio delivered net insurance investment income of $22.7 million and net investment gains of $50.9 million, representing the transition of the portfolio to one based on common equities and U.S. treasuries.
–The AdVantage insurance-linked securities (ILS) structure contributed $13.0 million in net fee income, resulting from the continued positive outcomes for recent property catastrophe business written in this structure.
–Income before income taxes was $76.6 million, including the impact of purchase accounting.

Real Estate

–MPC EBT of $89.5 million in the third quarter was down $115.5 million from $205.0 million in the prior-year period primarily due to bulk sale of 231 acres in Summerlin that occurred during the third quarter of 2025, as well as a $19.4 million loss associated with the consolidation of the Floreo joint venture.
–Pricing remained strong during the first nine months of 2026, with Howard Hughes Communities selling 307.7 residential acres at an average price of $1.2 million per acre and 9.8 commercial acres at an average price of $0.9 million per acre.
–Total Operating Assets NOI, including contributions from unconsolidated ventures, increased by $5.1 million, or 8% to a total of $73.0 million in the quarter compared to $67.9 million in the prior-year period.

–Closed on two sales of Municipal Utility District (MUD) receivables associated with Bridgeland and The Woodlands Hills that generated net cash proceeds to HHC of $177.6 million, resulting in a GAAP loss of $105.4 million.
–Announced intention to transition real estate model to an asset-light real estate development and asset management platform by monetizing select real estate assets through asset sales and joint ventures.

Conference Call & Webcast Information

Howard Hughes Holdings Inc. will host its third quarter 2026 earnings conference call on Friday, November 6, 2026, at 10:00 a.m. Eastern Time (9:00 a.m. Central Time). A live webcast will be available in the Events & Webcast section of the Company’s investor relations website. Participants who wish to ask questions by telephone should preregister using HHH’s earnings call registration webpage. All registrants will receive dial-in information and a PIN allowing them to access the live call. An on-demand replay of the earnings call will be available on the Company’s website immediately after the call for a period of one year.

About Howard Hughes Holdings Inc.

Howard Hughes Holdings Inc. (NYSE: HHH) is a diversified holding company focused on growing long-term shareholder value. Its principal subsidiaries are Vantage Group Holdings, a leading specialty insurance, reinsurance, and partnership capital platform, and Howard Hughes Communities™, one of the nation’s leading real estate platforms. HHH brings together long-duration capital, high-quality operating businesses, and disciplined capital allocation to build long-term value. For additional information visit www.howardhughes.com.

Safe Harbor Statement

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 (Exchange Act). We intend these statements to be covered by the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Forward-looking statements give our current expectations relating to our financial condition, results of operations, plans, objectives, future performance, or business, and are not guarantees of performance. These statements may include words such as “anticipate,” “believe,” “estimate,” “expect,” “forecast,” “intend,” “likely,” “may,” “plan,” “project,” “realize,” “should,” “transform,” “will,” “would,” and other statements of similar expression. Forward-looking statements should not be relied upon, and actual results may differ materially from those contemplated by such forward-looking statements. Many of these factors are beyond the Company’s ability to control or predict, some of which include: (i) our ability to transition our real estate business into an asset-light real estate asset management platform on the time frame we anticipate or at all, including our ability to raise third-party capital on terms that are favorable to us or at all, and our increasing dependence on Vantage; (ii) our ability to monetize our real estate assets through asset sales and joint ventures at the values, on the terms, and within the time frame we anticipate, or at all, and to redeploy the resulting proceeds into Vantage; (iii) our ability to realize the anticipated benefits of the transactions with Pershing Square and to identify and consummate transactions as part of our strategy of becoming a diversified holding company; (iv) our ability to integrate Vantage’s insurance and reinsurance business into our operations, and realize the financial and strategic benefits currently anticipated from such acquisition; (v) risks related to our continued operations of Vantage’s insurance and reinsurance business; (vi) Vantage’s ability to accurately assess underwriting risk and establish adequate premium rates; (vii) our dependence on the operations and funds of our subsidiaries, including The Howard Hughes Corporation and Vantage; and (viii) other risks and uncertainties described herein, as well as those risks and uncertainties discussed from time to time in our other reports and other public filings with the SEC, including the Company's Annual Report on Form 10-K for the year ended December 31, 2025 and the Company’s Quarterly Report on Form 10-Q for the period ended June 30, 2026. Copies of each filing may be obtained from the Company or the Securities and Exchange Commission. Further, forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update or revise forward-looking statements unless otherwise required by law.

Non-GAAP Financial Measures

As discussed throughout this release, we use certain non-GAAP performance measures, in addition to the required GAAP presentations, as we believe these measures improve the understanding of our operational results and make comparisons of operating results among peer companies more meaningful. We continually evaluate the usefulness, relevance, limitations, and calculation of our reported non-GAAP performance measures to determine how best to provide relevant information to the public, and thus such reported measures could change. Non-GAAP financial measures should not be considered independently, or as a substitute, for financial information presented in accordance with GAAP. A non-GAAP financial measure used throughout this release is net operating income (NOI). We provide a more detailed discussion about this non-GAAP measure and a reconciliation to the most directly comparable GAAP measure in the appendix to this earnings release. The financial statements, exhibits, and Supplemental Information referenced in this release are available in the attached Appendix and through the Investors section of our website.

Investor Relations:
investorrelations@howardhughes.com
281-929-7700

Media Relations:
press@howardhughes.com
281-929-7700

HOWARD HUGHES HOLDINGS INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
UNAUDITED

	Three Months Ended September 30,		Nine Months Ended September 30,
thousands except per share amounts	2026	2025	2026	2025
REVENUES
Condominium rights and unit sales	$6,189	$142	$715,634	$677
Master Planned Communities land sales	133,657	248,467	404,166	445,150
Rental revenue	115,852	111,377	343,599	330,882
Net earned insurance premiums	315,849	—	413,096	—
Net insurance investment income	22,678	—	33,666	—
Builder price participation	11,366	16,012	26,916	39,437
Other revenues	30,705	14,237	57,463	34,297
Total revenues	636,296	390,235	1,994,540	850,443

EXPENSES
Condominium rights and unit cost of sales	5,414	59	583,937	1,112
Master Planned Communities cost of sales	46,242	78,280	140,041	148,672
Operating costs	56,000	45,940	163,756	147,247
Rental property real estate taxes	13,649	15,630	44,675	46,294
Insurance claims and claim expenses	200,551	—	255,761	—
Insurance underwriting expenses	120,973	—	158,354	—
Provision for (recovery of) doubtful accounts	206	(345)	270	41
General and administrative	28,802	28,281	90,696	85,269
Depreciation and amortization	51,550	46,381	156,799	135,845
Other expenses	12,061	3,332	22,126	12,402
Total expenses	535,448	217,558	1,616,415	576,882

OTHER
Gain (loss) on sale or disposal of real estate and other assets, net	6,582	14,449	58,382	29,834
Investment gain (loss), net	50,915	—	12,637	—
Other income (loss), net	(1,375)	2,445	(1,908)	1,963
Total other	56,122	16,894	69,111	31,797

Operating income (loss)	156,970	189,571	447,236	305,358

Interest income	7,593	15,287	36,059	31,736
Interest expense	(50,111)	(43,856)	(137,713)	(128,644)
Gain (loss) on extinguishment of debt	(429)	(173)	(11,068)	(480)
Gain (loss) on sale of Municipal Utility District (MUD) receivables	(105,362)	—	(105,917)	(48,197)
Equity in earnings (losses) from unconsolidated ventures	(7,529)	(2,529)	(9,868)	(3,096)
Income (loss) before income taxes	1,132	158,300	218,729	156,677
Income tax expense (benefit)	1,503	38,898	54,078	38,513
Net income (loss)	(371)	119,402	164,651	118,164
Net (income) loss attributable to noncontrolling interests	(716)	106	853	(267)
Net income (loss) attributable to common stockholders	$(1,087)	$119,508	$165,504	$117,897

Basic income (loss) per share	$(0.02)	$2.03	$2.81	$2.16
Diluted income (loss) per share	$(0.39)	$2.02	$2.53	$2.15

HOWARD HUGHES HOLDINGS INC.
CONSOLIDATED BALANCE SHEETS
UNAUDITED

thousands except par values and share amounts	September 30, 2026	December 31, 2025
ASSETS
Master Planned Communities assets	$2,948,512	$2,635,077
Buildings and equipment	4,071,990	4,028,862
Less: accumulated depreciation	(1,147,577)	(1,082,124)
Land	323,754	307,625
Developments	1,158,230	1,477,615
Net investment in real estate	7,354,909	7,367,055
Investments in fixed maturity securities	11,036	—
Investments in equity securities	1,263,521	—
Short-term investments	27,761	—
Investments in unconsolidated ventures	121,022	170,122
Cash and cash equivalents	2,868,758	1,468,507
Restricted cash	873,032	628,651
Accounts receivable, net	883,267	134,122
Municipal district receivables, net	444,017	459,729
Reinsurance recoverable on paid and unpaid losses	630,049	—
Deferred expenses, net	217,467	160,966
Intangibles, net	512,475	34,658
Goodwill	282,218	2,336
Other assets, net	829,514	213,315
Total assets	$16,319,046	$10,639,461

LIABILITIES
Mortgages, notes, and loans payable, net	$5,703,949	$5,109,828
Reserves for claims and claim expenses	2,262,306	—
Unearned premiums	1,358,785	—
Deferred tax liabilities, net	225,783	164,472
Other liabilities, net	1,694,218	1,522,915
Total liabilities	11,245,041	6,797,215

MEZZANINE EQUITY
Series A non-voting exchangeable perpetual preferred stock: $0.01 par value; 140,000 shares issued and outstanding as of September 30, 2026, and none issued or outstanding as of December 31, 2025	995,653	—

EQUITY
Preferred stock: $0.01 par value; 50,000,000 shares authorized; 140,000 shares designated as Series A Preferred Stock; no other shares issued or outstanding	—	—
Common stock: $0.01 par value; 150,000,000 shares authorized, 66,314,259 issued, and 59,717,775 outstanding as of September 30, 2026, and 65,910,640 shares issued, and 59,370,353 outstanding as of December 31, 2025	663	659
Additional paid-in capital	4,483,276	4,458,838
Retained earnings (accumulated deficit)	103,408	(62,096)
Accumulated other comprehensive income (loss)	10,057	(1,827)
Treasury stock, at cost, 6,596,484 shares as of September 30, 2026, and 6,540,287 shares as of December 31, 2025	(624,592)	(620,118)
Total stockholders' equity	3,972,812	3,775,456
Noncontrolling interests	105,540	66,790
Total equity	4,078,352	3,842,246
Total liabilities, mezzanine equity, and equity	$16,319,046	$10,639,461

Segment Earnings Before Taxes (EBT)

Howard Hughes Communities has three real estate business segments, Operating Assets, MPC, and Strategic Developments. EBT, as it relates to each business segment, includes the revenues and expenses of each segment, as shown below. EBT excludes corporate expenses and other items that are not allocable to the segments.

	Three Months Ended September 30,			Nine Months Ended September 30,
thousands	2026	2025	$ Change	2026	2025	$ Change
Operating Assets Segment EBT
Total revenues	$121,611	$117,182	$4,429	$360,773	$347,630	$13,143
Total operating expenses	(48,524)	(51,713)	3,189	(149,969)	(149,997)	28
Segment operating income (loss)	73,087	65,469	7,618	210,804	197,633	13,171
Depreciation and amortization	(43,503)	(43,411)	(92)	(141,109)	(128,839)	(12,270)
Interest income (expense), net	(39,284)	(34,006)	(5,278)	(110,664)	(102,397)	(8,267)
Other income (loss), net	72	363	(291)	(436)	801	(1,237)
Equity in earnings (losses) from unconsolidated ventures	531	135	396	7,202	4,453	2,749
Gain (loss) on sale or disposal of real estate and other assets, net	429	4,385	(3,956)	52,229	14,363	37,866
Gain (loss) on extinguishment of debt	(429)	(173)	(256)	(842)	(480)	(362)
Operating Assets segment EBT	$(9,097)	$(7,238)	$(1,859)	$17,184	$(14,466)	$31,650

Master Planned Communities Segment EBT
Total revenues	$149,825	$271,575	$(121,750)	$443,846	$499,730	$(55,884)
Total operating expenses	(62,439)	(83,172)	20,733	(180,706)	(179,071)	(1,635)
Segment operating income (loss)	87,386	188,403	(101,017)	263,140	320,659	(57,519)
Depreciation and amortization	(266)	(110)	(156)	(441)	(309)	(132)
Interest income (expense), net	24,366	19,414	4,952	70,090	54,307	15,783
Other income (loss), net	—	19	(19)	1,860	54	1,806
Equity in earnings (losses) from unconsolidated ventures	(22,010)	(2,721)	(19,289)	(26,114)	(7,780)	(18,334)
Gain (loss) on sale or disposal of real estate and other assets, net	—	—	—	—	3,750	(3,750)
MPC segment EBT	$89,476	$205,005	$(115,529)	$308,535	$370,681	$(62,146)

Strategic Developments Segment EBT
Total revenues	$7,244	$1,460	$5,784	$719,083	$3,028	$716,055
Total operating expenses	(10,114)	(4,627)	(5,487)	(601,189)	(14,179)	(587,010)
Segment operating income (loss)	(2,870)	(3,167)	297	117,894	(11,151)	129,045
Depreciation and amortization	(2,380)	(1,988)	(392)	(6,505)	(4,222)	(2,283)
Interest income (expense), net	4,558	4,311	247	13,629	13,590	39
Other income (loss), net	(1,591)	2,066	(3,657)	(2,480)	936	(3,416)
Equity in earnings (losses) from unconsolidated ventures	13,950	57	13,893	9,044	231	8,813
Gain (loss) on sale or disposal of real estate and other assets, net	6,153	10,064	(3,911)	6,153	11,721	(5,568)
Strategic Developments segment EBT	$17,820	$11,343	$6,477	$137,735	$11,105	$126,630

Appendix – Reconciliation of Non-GAAP Measures

Below are GAAP to non-GAAP reconciliations of certain financial measures, as required under Regulation G promulgated by the Securities and Exchange Commission. Non-GAAP information should be considered by the reader in addition to, but not instead of, the financial statements prepared in accordance with GAAP. The non-GAAP financial information presented may be determined or calculated differently by other companies and may not be comparable to similarly titled measures.

Net Operating Income (NOI)

We define NOI as operating revenues (rental income, tenant recoveries, and other revenue) less operating expenses (real estate taxes, repairs and maintenance, marketing, and other property expenses). NOI excludes straight-line rents and amortization of tenant incentives, net; interest expense, net; ground rent amortization; demolition costs; other income (loss); depreciation and amortization; development-related marketing costs; gain on sale or disposal of real estate and other assets, net; loss on extinguishment of debt; provision for impairment; and equity in earnings from unconsolidated ventures. This amount is presented as Operating Assets NOI throughout this document. Total Operating Assets NOI represents NOI as defined above with the addition of our share of NOI from unconsolidated ventures.

We believe that NOI is a useful supplemental measure of the performance of our Operating Assets segment because it provides a performance measure that reflects the revenues and expenses directly associated with owning and operating real estate properties. We use NOI to evaluate our operating performance on a property-by-property basis because NOI allows us to evaluate the impact that property-specific factors such as rental and occupancy rates, tenant mix, and operating costs have on our operating results, gross margins, and investment returns.

A reconciliation of segment EBT to NOI for Operating Assets is presented in the table below:

	Three Months Ended September 30,			Nine Months Ended September 30,
thousands	2026	2025	$ Change	2026	2025	$ Change
Operating Assets Segment
Total revenues	$121,611	$117,182	$4,429	$360,773	$347,630	$13,143
Total operating expenses	(48,524)	(51,713)	3,189	(149,969)	(149,997)	28
Segment operating income (loss)	73,087	65,469	7,618	210,804	197,633	13,171
Depreciation and amortization	(43,503)	(43,411)	(92)	(141,109)	(128,839)	(12,270)
Interest income (expense), net	(39,284)	(34,006)	(5,278)	(110,664)	(102,397)	(8,267)
Other income (loss), net	72	363	(291)	(436)	801	(1,237)
Equity in earnings (losses) from unconsolidated ventures	531	135	396	7,202	4,453	2,749
Gain (loss) on sale or disposal of real estate and other assets, net	429	4,385	(3,956)	52,229	14,363	37,866
Gain (loss) on extinguishment of debt	(429)	(173)	(256)	(842)	(480)	(362)
Operating Assets segment EBT	(9,097)	(7,238)	(1,859)	17,184	(14,466)	31,650
Add back:
Depreciation and amortization	43,503	43,411	92	141,109	128,839	12,270
Interest (income) expense, net	39,284	34,006	5,278	110,664	102,397	8,267
Equity in (earnings) losses from unconsolidated ventures	(531)	(135)	(396)	(7,202)	(4,453)	(2,749)
(Gain) loss on sale or disposal of real estate and other assets, net	(429)	(4,385)	3,956	(52,229)	(14,363)	(37,866)
(Gain) loss on extinguishment of debt	429	173	256	842	480	362
Impact of straight-line rent	(2,070)	(196)	(1,874)	(5,707)	(1,729)	(3,978)
Other	(61)	(66)	5	524	(261)	785
Operating Assets NOI	71,028	65,570	5,458	205,185	196,444	8,741

Company's share of NOI from equity investments	1,964	2,295	(331)	6,181	6,242	(61)
Distributions from Summerlin Hospital investment	—	—	—	5,318	5,605	(287)
Company's share of NOI from unconsolidated ventures	1,964	2,295	(331)	11,499	11,847	(348)
Total Operating Assets NOI	$72,992	$67,865	$5,127	$216,684	$208,291	$8,393